EXHIBIT 10.6

                SECURITIES SUBSCRIPTION AND INVESTMENT AGREEMENT



     This SECURITIES SUBSCRIPTION AND INVESTMENT AGREEMENT dated as of the 7th day of July 2003, is made between EARTH SCIENCES, INC., a Colorado corporation with principal executive offices located at 8100 SouthPark Way, B, Littleton, Colorado 80120 ("ESI"), ADA-ES, INC., a Colorado corporation with the same address as ESI (the "Company"), and ARCH COAL, INC., a Delaware corporation with its principal executive offices located at One CityPlace Drive, Suite 300, St. Louis, MO 63141 (the "Buyer").


                              W I T N E S S E T H:

     WHEREAS, the Company is a wholly-owned subsidiary of the ESI: and

     WHEREAS, Buyer desires to purchase from the Company, and the Company desires to issue and sell to the Buyer, upon the terms and subject to the conditions of this Agreement, shares of the Company's common stock, (the "Common Stock") and an option to purchase shares of such Common Stock; and

     WHEREAS, such investment will be made in reliance upon the provisions of
Section 4(2) and Regulation D of the United States Securities Act of 1933, as amended and the regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock subscribed to hereunder.

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. PURCHASE AND SALE OF COMMON STOCK AND OPTION

     a. Transaction and Purchase Price. Buyer hereby subscribes, upon the satisfaction of each of the conditions set forth in Section 9 hereto, for $1,000,000 (payable in United States Dollars) of Common Stock (the "Shares"). The price per share and the number of shares shall be determined as follows:

     (i) The price per share for the Shares (the "Purchase Price") shall be equal to twenty times the price of one share of the common stock of ESI (OTCBB: ESCI) ("ESI Stock") or $10.00 per share whichever is less as determined by the average closing price per share of ESI Stock for the twenty-day trading period immediately preceding the record date of the Distribution (as defined below) as reported on the OTCBB (as defined below).

     (ii) The number of Shares of Common Stock to be issued to Buyer shall be equal to $1,000,000 divided by the Purchase Price.

     b. Form of Payment. Buyer shall pay the Purchase Price on the Closing Date by wire transfer or check of immediately available funds to the Company. Simultaneously against receipt by the Company of the Purchase Price, the Company shall deliver one or more duly authorized, issued and executed certificates (I/N/O Buyer) evidencing the Shares, to the Buyer or its designated depository.

     c. Method of Payment. Payment to the Company of the Purchase Price shall be made by wire transfer of immediately available funds to the account of the Company as follows:

Wells Fargo Bank Denver
ABA# 102000076
For the Account of:  ADA-ES
Account#  1013093222

Simultaneously with the receipt of the Purchase Price the Company shall arrange for delivery the Shares as follows:

     (i) If the number of shares as determined in Section 1(a)(ii) is in less than or equal to 100,000 shares of Common Stock, then the Company will deliver all the Shares to the Buyer.
     (ii) If the number of shares as determined in Section 1(a)(ii) is greater than 100,000 shares of Common Stock, then the shares in excess of 100,000 shares (the "Excess Shares"), shall be delivered to an escrow account as mutually agreed to by Buyer and Company.

     d. Release of Shares from Escrow. During the 365 days following the Closing Date, the average of the highest twenty consecutive day share price ("HSP") as provided by the closing price per share as quoted by the OTC Bulletin Board ("OTCBB") or similar quotation will be determined. The HSP will be used to determine the percentage, if any, of the Excess Shares that will be returned to the Company from escrow if there are shares in escrow as determined in Section 1
(c). The floor price ("FP") for these escrow calculations will be 125% of the Purchase Price, and the ceiling price ("CP") will be 200% of the Purchase Price or $15.00, whichever is greater.

     (i) If the HSP is less than or equal to the FP, then all of the Excess Shares will be released to the Buyer.
     (ii) If the HSP is greater that or equal to the CP, then all of the Excess Shares will be released to the Company.
     (iii) If the HSP is greater than the FP but less than the CP, then the number of shares to be released from escrow to the Company shall be equal to:

                   Escrow Shares times (HSP - FP) / (CP - FP)

     e. Option Shares. The Buyer shall also receive on the Closing Date an option to purchase additional shares in the form provided for in Exhibit A attached hereto. The number of shares under option shall be equal to half the amount of Shares purchased at the Closing Date not to exceed 50,000 shares at a price of $10.00 per share.

     2. BUYER'S REPRESENTATIONS, WARRANTIES; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

     Buyer represents and warrants to and covenants and agrees with the Company as follows:

     a. Buyer is purchasing the Shares of Common Stock for its own account, for investment purposes only and not with a view towards or in connection with the public sale or distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act").

     b. Buyer is (i) an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, (ii) experienced in making investments of the kind contemplated by this Agreement, (iii) capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Securities, and (iv) able to afford the loss of its investment in the Securities.

     c. Buyer understands that the Shares of Common Stock are being offered and sold by the Company in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws, and that the Company is relying upon the accuracy of, and Buyer's compliance with, Buyer's representations, warranties and covenants set forth in this Agreement to determine the availability of such exemption and the eligibility of Buyer to purchase the Shares;

     d. Buyer acknowledges that it has been furnished with copies of the ESI's Annual Report on Form 10-KSB for the fiscal years ended December 31, 2002 and 2001, the ESI's Quarterly Report on Form 10-QSB for the fiscal quarters ended March 31, 2003, and all other reports and documents heretofore filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") since December 31, 2002 (collectively the "Commission Filings").

     e. Buyer acknowledges that in making its decision to purchase the Shares it has (i) relied upon independent investigations made by it and its professional advisors, (ii) visited the Company's principal executive offices and been given access and the opportunity to examine all agreements, books and records of the Company which Buyer requested, (iii) received and examined the Company's draft Registration Statement on Form 10-SB prepared in connection with the Distribuiton, and (iv) been given an opportunity to ask questions of and to receive answers from the Company's and ESI'sexecutive officers, directors and management personnel concerning the terms and conditions of the private placement of the Shares by the Company.

     f. Buyer understands that sale of the Shares have not been approved or disapproved by the Commission or any state securities commission and that the foregoing authorities have not reviewed any documents or instruments in connection with the offer and sale to it of the Securities and have not confirmed or determined the adequacy or accuracy of any such documents or instruments.

     g This Agreement has been duly and validly authorized, executed and delivered by the Buyer and is a valid and binding agreement of the Buyer enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally.

     h. Neither Buyer nor its affiliates nor any person acting on its or their behalf has the intention of entering, or will enter into, prior to the Closing, any put option, short position or other similar instrument or position with respect to the Common Stock and neither Buyer nor any of its affiliates nor any person acting on its or their behalf will use at any time shares of Common Stock acquired pursuant to this Agreement to settle any put option, short position or other similar instrument or position that may have been entered into prior to the execution of this Agreement or any issuance of the Shares.

     3. ESI'S AND THE COMPANY'S REPRESENTATIONS

     The Company and ESI represent and warrant to Buyer that:

     a. Capitalization.
(i) The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock, of which 10,000 shares of Common Stock were outstanding as of December 31, 2002. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. The Common Stock issuable upon purchase of the Shares has been duly and validly authorized and reserved for issuance by the Company, and when issued by the Company will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive, subscription, "call" or other similar rights to acquire the Common Stock that have been issued or granted to any person, except as disclosed in the Commission Filings or otherwise previously disclosed in writing to Buyer.

(ii) Except as disclosed in the Commission Filings, ESI and/or the Company do not own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, unincorporated business organization, association, trust or other business entity. Except as disclosed in the Commission Filings, the Company owns 100% of the outstanding shares of capital stock of each of its subsidiaries, free and clear of any and all liens, pledges, encumbrances, charges, agreements, security interests, mortgages or claims of any kind whatsoever.

     b. Organization; Reporting Company Status.
(i) The Company and ESI are corporations duly organized, validly existing and in good standing under the laws of the State of Colorado and are duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or on the consummation of any of the transactions contemplated by this Agreement (a "Material Adverse Effect"). Each of the Company's subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a Material Adverse Effect.

(ii) The Company has not registered the Common Stock pursuant to Section 12 of the Exchange Act and has not filed any separate reports or information with regard to the Company with the Commission. The Company knows of no reports or information required to be filed with regard to the Company with the Commission by it pursuant to any reporting obligations under Section 13(a) or 15(d), as applicable, of the Exchange Act for the 24-month period immediately preceding the date hereof.

     c. Authority; Validity and Enforceability. The Company and ESI have the requisite corporate power and authority to enter into this Agreement and to perform all of their obligations hereunder and thereunder (including the issuance, sale and delivery to Buyer of the Shares). The execution, delivery and performance by the Company and ESI of this Agreement, and the consummation by the Company and ESI of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company and ESI. This Agreement has been duly and validly executed and delivered by the Company and ESI and constitutes a valid and binding agreement of the Company and ESI enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally. The Shares have been duly and validly authorized for issuance by the Company.

     d. Non-contravention. The execution and delivery by the Company and ESI of this Agreement, the issuance of the Shares, and the consummation by the Company and ESI of the other transactions contemplated hereby, does not and will not conflict with or result in a breach by the Company and/or ESI of any of the terms or provisions of, or constitute a default (or an event which, with notice, lapse of time or both, would constitute a default) under, the articles of incorporation or by-laws of the Company and/or ESI, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company and/or ESI or any of their subsidiaries is a party or by which its or any of its subsidiaries' properties or assets are bound, or any law, rule, regulation, decree, judgment or order of any court or public or governmental authority having jurisdiction over the Company and/or ESI or any of their subsidiaries or any of their or their subsidiaries' properties or assets, except such conflict, breach or default which would not have a Material Adverse Effect.

     e. Approvals. No authorization, approval or consent of any court or public or governmental authority is required to be obtained by the Company or ESI for the issuance and sale of the Shares to Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained by the Company and ESI prior to the date hereof.

     f. Commission Filings. None of the Commission Filings contained at the time they were filed any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     g. Absence of Certain Changes. Since the Balance Sheet Date (as defined in
Section 3.k.), there has not occurred any change, event or development, and there has not existed any condition having or reasonably likely to have, a Material Adverse Effect.

     h. Full Disclosure. There is no fact known to the Company or ESI (other than general economic or industry conditions known to the public generally) that has not been fully disclosed to the Buyer that (i) reasonably could be expected to have a Material Adverse Effect or (ii) reasonably could be expected to materially and adversely affect the ability of the Company or ESI to perform its obligations pursuant to this Agreement.

     i. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation pending or, to the Company's or ESI's knowledge, threatened, by or before any court or public or governmental authority which, if determined adversely to the Company or ESI or any of their subsidiaries, would have a Material Adverse Effect.

     j. Absence of Events of Default. No "Event of Default" (as defined in any agreement or instrument to which the Company or ESI or any of their subsidiaries is a party) and no event which, with notice, lapse of time or both, would constitute an Event of Default (as so defined), has occurred and is continuing, which could have a Material Adverse Effect.

     k. Financial Statements; No Undisclosed Liabilities. ESI has delivered to Buyer true and complete copies of its (i) audited consolidated balance sheet as at December 31, 2002 and the related audited consolidated statements of operations and cash flows for the fiscal years ended December 31, 2002 and December 31, 2001, and (ii) an unaudited Pro Forma balance sheet of the Company as at December 31, 2002, including in all such cases the related notes and schedules thereto (collectively, the "Financial Statements). Each of the Financial Statements is complete and correct in all material respects, has been prepared in accordance with United States General Accepted Accounting Principles ("GAAP") (subject, in the case of the interim Financial Statements, to normal year-end adjustments and the absence of footnotes, and subject, in case of the Pro Forma balance sheet to the absence of footnotes) and in conformity with the practices consistently applied by ESI without modification of the accounting principles used in the preparation thereof, and fairly presents the financial position, results of operations and cash flows of ESI and its consolidated subsidiaries as at the dates and for the periods indicated. For purposes hereof, the audited consolidated balance sheet of the ESI and its subsidiaries as at December 31, 2002 is hereinafter referred to as the "Balance Sheet" and December 31, 2002 is hereinafter referred to as the "Balance Sheet Date". Neither ESI nor any of its subsidiaries has any indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the Balance Sheet or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the Balance Sheet or the notes thereto or was not incurred in the ordinary course of business consistent with ESI's past practices since the Balance Sheet Date.

     l. Compliance with Laws; Permits. ESI and each of its subsidiaries is in compliance with all laws, rules, regulations, codes, ordinances and statutes (collectively "Laws") applicable to it or to the conduct of its business, except for such non-compliance which would not have a Material Adverse Effect. ESI and each of its subsidiaries possesses all permits, approvals, authorizations, licenses, certificates and consents from all public and governmental authorities which are necessary to conduct its business, except for those the absence of which would not have a Material Adverse Effect.

     m. Related Party Transactions. Except as set forth in the Commission Filings, neither the Company, ESI nor any of their officers, directors or "Affiliates" (as such term is defined in Rule 12b-2 under the Exchange Act) has borrowed any moneys from or has outstanding any indebtedness or other similar obligations to the Company or ESI. Neither the Company, ESI nor any of their officers, directors or Affiliates (i) owns any direct or indirect interest of any kind in, or controls or is a director, officer, partner, member or employee of, or consultant to or lender to or borrower from, or has the right to participate in the profits of, any person or entity which is (x) a competitor, supplier, customer, landlord, tenant, creditor or debtor of the Company or any of its subsidiaries, (y) engaged in a business related to the business of the Company or any of its subsidiaries, or (z) a participant in any transaction to which the Company or any of its subsidiaries is a party or (ii) is a party to any contract, agreement, commitment or other arrangement with the Company or any of its subsidiaries. Notewithstanding the foregoing, this paragraph does not require the disclosure by the Company or ESI to the Buyer of any related party transactions not required to be disclosed in the Commission Filings.

     n. Insurance. Each of the Company and ESI maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and ESI and the Company's historical claims experience, to cover all loss contingencies which forseeably may arise in the conduct of the business of the Company and its subsidiaries. Neither the Company nor ESI has received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company or any of its subsidiaries) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

     o. Securities Law Matters. Based, in part, upon the representations and warranties of Buyer set forth in Section 2 hereof, the offer and sale by the Company of the Shares is exempt from (i) the registration and prospectus delivery requirements of the Securities Act and the rules and regulations of the Commission thereunder and (ii) the registration and/or qualification provisions of all applicable state securities and "blue sky" laws. Other than pursuant to an effective registration statement under the Securities Act, the Company has not issued, offered or sold the Shares or any shares of Common Stock (including for this purpose any securities of the same or a similar class as the Common Stock, or any securities convertible into or exchangeable or exercisable for the Common Stock or any such other securities) within the six-month period next preceding the date hereof, except as disclosed in the Commission Filings or otherwise previously disclosed in writing to Buyer, and neither the Company nor ESI shall directly or indirectly take, and shall permit any of its directors, officers or Affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any person or entity of shares of Common Stock), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Buyer of Shares as contemplated by this Agreement. No form of general solicitation or advertising has been used or authorized by ESI, the Company or any of their officers, directors or Affiliates in connection with the offer or sale of Shares as contemplated by this Agreement or any other agreement to which ESI or the Company is a party.

     p. Environmental Matters.

(i) The operations of ESI and each of its subsidiaries are in compliance with all applicable Environmental Laws and all permits issued pursuant to Environmental Laws or otherwise;
(ii) to its knowledge, ESI and each of its subsidiaries has obtained all permits required under all applicable Environmental Laws necessary to operate its business;
(iii) neither ESI nor any of its subsidiaries is the subject of any outstanding written order of or agreement with any governmental authority or person respecting (i) Environmental Laws, (ii) Remedial Action or (iii) any Release or threatened Release of Hazardous Materials;
(iv) neither ESI nor any of its subsidiaries has received any written communication alleging either or both that ESI or any of its subsidiaries may be in violation of any Environmental Law or any permit issued pursuant to Environmental Law, or may have any liability under any Environmental Law;
(v) except as set forth in the Commission Filings, to ESI's knowledge, there are no investigations of the business, operations, or currently or previously owned, operated or leased property of the Company or any of its subsidiaries pending or threatened which could lead to the imposition of any liability pursuant to any Environmental Law; and,
(vi) the Company has provided to Buyer all environmentally related audits, studies, reports, analyses, and results of investigations that have been performed with respect to the currently or previously owned, leased or operated properties of the Company or any of its subsidiaries.

     For purposes of this Section 3.p.:

     "Environmental Law" means any foreign, federal, state or local statute, regulation, ordinance, or rule of common law as now or hereafter in effect in any way relating to the protection of human health and safety or the environment including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss. 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. App.ss. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.ss. 6901 et seq.), the Clean Water Act (33 U.S.C.ss. 1251 et seq.), the Clean Air Act (42 U.S.C.ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.ss. 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.ss. 136 et seq.), and the Occupational Safety and Health Act (29 U.S.C.ss. 651 et seq.), and the regulations promulgated pursuant thereto.

     "Hazardous Material" means any substance, material or waste which is regulated by the United States, Canada or any of its provinces, or any state or local governmental authority including, without limitation, petroleum and its by-products, asbestos, and any material or substance which is defined as a "hazardous waste," "hazardous substance," "hazardous material," "restricted hazardous waste," "industrial waste," "solid waste," "contaminant," "pollutant," "toxic waste" or toxic substance" under any provision of any Environmental Law;

     "Release" means any release, spill, filtration, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, or leaching into the indoor or outdoor environment, or into or out of any property;

     "Remedial Action" means all actions to (x) clean up, remove, treat or in any other way address any Hazardous Material; (y) prevent the Release of any Hazardous Material so it does not endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (z) perform pre-remedial studies and investigations or post-remedial monitoring and care.

Notwithstanding the foregoing, neither ESI nor the Company shall be deemed in breach of any of the representations set forth in this Section 3p unless such breach shall have a Material Adverse Affect on the Company or the value of the Shares.

     q. Labor Matters. Neither ESI nor any of its subsidiaries is party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company or any of its subsidiaries. No employees of the Company or any of its subsidiaries are represented by any labor organization and none of such employees has made a pending demand for recognition, and there are no representation proceedings or petitions seeking a representation proceeding presently pending or, to the Company's knowledge, threatened to be brought or filed, with the National Labor Relations Board or other labor relations tribunal. There is no organizing activity involving the Company or any of its subsidiaries pending or to the Company's knowledge, threatened by any labor organization or group of employees of the Company or any of its subsidiaries. There are no (i) strikes, work stoppages, slowdowns, lockouts or arbitrations or (ii) material grievances or other labor disputes pending or, to the knowledge of the Company, threatened against or involving the company or any of its subsidiaries. There are no unfair labor practice charges, grievances or complaints pending or, to the knowledge of the Company, threatened by or on behalf of any employee or group of employees of the Company.

     r. ERISA Matters. Each of the Company, its subsidiaries and their ERISA Affiliates is in compliance in all material respects with all provisions of ERISA applicable to it. No Reportable Event has occurred, been waived or exists as to which the Company or any of its subsidiaries or any ERISA Affiliate was required to file a report with the Pension Benefits Guaranty Corporation, and the present value of all liabilities under all Plans (based on those assumptions used to fund such Plans) did not, as of the most recent annual valuation date applicable thereto, exceed the value of the assets of all such Plans in the aggregate. None of the Company or any of its subsidiaries or ERISA Affiliates has incurred any Withdrawal Liability that could result in a Material Adverse Effect. None of the Company or any of its subsidiaries or ERISA Affiliates has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or termination where such reorganization or termination has resulted or could reasonably be expected to result in increases to the contributions required to be made to such Plan or otherwise.

     For purposes of this Section 3.r.:

     "ERISA" means the Employee Retirement Income Security Act of 1974, or any successor statute, together with the regulations thereunder, as the same may be amended from time to time.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that was, is or hereafter may become, a member of a group of which the Company or any of its subsidiaries is a member and which is treated as a single employer under ss. 414 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

     "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of ss. 414 of the Internal Revenue Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "Plan" means any pension plan (other than a Multiemployer Plan) subject to the provision of Title IV of ERISA or ss. 412 of the Internal Revenue Code that is maintained for employees of the Company or any ERISA Affiliate.

     "Reportable Event" means any reportable event as defined in Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of ss. 414 of the Internal Revenue Code.

     "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     s. Tax Matters.
(i) ESI and each of its subsidiaries have filed all Tax Returns which they are required to file under applicable Laws, except for such Tax Returns in respect of which the failure to so file does not and could not have a Material Adverse Effect; all such Tax Returns are true and accurate and have been prepared in compliance with all applicable Laws; ESI and each of its subsidiaries have paid all Taxes due and owing by them (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which they are required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since the Balance Sheet Date, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company and its subsidiaries if their current tax year were treated as ending on the date hereof.
(ii) No claim has been made by a taxing authority in a jurisdiction where either ESI or any of its subsidiaries does not file tax returns that such corporation is or may be subject to taxation by that jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to ESI or any of its subsidiaries; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and no written notice indicating an intent to open an audit or other review has been received by ESI from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning ESI's or any of its subsidiaries' Tax liability. Neither ESI nor any of its subsidiaries (A) has executed or entered into a closing agreement pursuant toss. 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (B) has agreed to or is required to make any adjustments pursuant toss. 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by ESI or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of ESI or any of its subsidiaries. Neither ESI nor any of its subsidiaries has been a United States real property holding corporation within the meaning ofss. 897(c)(2) of the Internal Revenue Code during the applicable period specified inss. 897(c)(1)(A)(ii) of the Internal Revenue Code.
(iii) Neither the Company nor any of its subsidiaries has made an election under ss. 341(f) of the Internal Revenue Code. Neither ESI nor any of its subsidiaries is liable for the Taxes of another person that is not a subsidiary of ESI under (A) Treas. Reg. ss. 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. Neither ESI nor any of its subsidiaries is a party to any tax sharing agreement. Neither ESI nor any of its subsidiaries has made any payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that would not be deductible under ss. 280G of the Internal Revenue Code.

     For purposes of this Section 3.s.:

     "IRS" means the United States Internal Revenue Service.

     "Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

     "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

     t. No Misrepresentation. No representation or warranty of ESI or the Company contained in this Agreement, any schedule, annex or exhibit hereto or any agreement, instrument or certificate furnished by ESI or the Company to Buyer pursuant to this Agreement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, not misleading.

     u. Disclosure of Material Information. ESI has provided the Buyer will all material information with respect to the Company, including a true and complete copy of the Company's registration statement on Form 10-SB prepared in connection with the Distribution, which could be reasonably necessary for Buyer to make a informed decision to invest in the Shares.

     4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     a. Restrictive Legend. Buyer acknowledges and agrees that, upon issuance pursuant to this Agreement, any certificate representing the Shares shall have endorsed thereon a legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Shares):

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM

     THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS."

     b. Filings. The Company and/or ESI shall make all necessary filings in connection with the sale of the Shares to the Buyer as required by all applicable Laws, and shall provide a copy thereof to the Buyer promptly after such filing.

     c. Use of Proceeds. The Company shall use the proceeds from the sale of the Shares (excluding amounts paid by the Company for legal fees in connection with such sale) for general corporate purposes

     5. TRANSFER AGENT INSTRUCTIONS a. The Company undertakes and agrees that no instruction other than the instructions referred to in this Section 5 and customary stop transfer instructions prior to the registration and sale of the Common Stock pursuant to an effective Securities Act registration statement will be given to its transfer agent for the Shares and that the Shares otherwise shall be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and applicable law. Nothing contained in this Section 5.a. shall affect in any way Buyer's obligations and agreement to comply with all applicable securities laws upon resale of such Common Stock. If, at any time, Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of the resale by Buyer of such Common Stock is not required under the Securities Act and that the removal of restrictive legends is permitted under applicable law, the Company shall permit the transfer of such Common Stock and, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without any restrictive legends endorsed thereon.

     6. DELIVERY INSTRUCTIONS.

     The Shares shall be delivered by the Company to the Buyer pursuant to
Section 1(b) hereof at the Closing.

     7. CLOSING DATE.

     The date and time of the issuance and sale of the Shares (the "Closing Date") shall be mutually agreed between the parties but shall be no later than five (5) business days after the Distribution (as defined below) and all other conditions set forth in Section 9 have been satisfied. The issuance and sale of the Shares shall occur on the Closing Date at the offices of the Company. Notwithstanding anything to the contrary contained herein, the Company shall not be authorized to accept the Purchase Price and to issue the Buyer the certificate(s) (I/N/O Buyer) evidencing the Shares being purchased by Buyer unless the conditions set forth in Section 8(c) and 9(e) hereof have been satisfied.

     8. CONDITIONS TO ESI'S AND THE COMPANY'S OBLIGATIONS.

     The Buyer understands that the Company's obligation to sell the Shares on the Closing Date to Buyer pursuant to this Agreement is conditioned upon:

     a. Delivery by Buyer to the Company of the Purchase Price;

     b. The accuracy on the Closing Date of the representations and warranties of Buyer contained in this Agreement as if made on the Closing Date (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by Buyer in all material respects on or before the Closing Date of all covenants and agreements of Buyer required to be performed by it pursuant to this Agreement on or before the Closing Date;

     c. There shall not be in effect any Law or order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement.


     d. Each of the Stock Option Agreement attached hereto as Exhibit A (the "Option"), the Standstill and Registration Rights Agreement attached hereto as Exhibit B (the "Standstill Agreement"), the 6% Convertible Debenture attached hereto as Exhibit C (the "Debenture"); and the Stockholder Agreement attached hereto as Exhibit D (the "Stockholder Agreement") shall have been fully executed by each of the parties.


     9. CONDITIONS TO BUYER'S OBLIGATIONS.

     ESI and the Company understand that Buyer's obligation to purchase the Shares on the Closing Date pursuant to this Agreement is conditioned upon:

     a. Delivery by the Company to the Buyer of one or more certificates (I/N/O Buyer) evidencing the Shares to be purchased by Buyer pursuant to this Agreement less those Shares to be held in an escrow account;

     b. The accuracy on the Closing Date of the representations and warranties of ESI and the Company contained in this Agreement as if made on the Closing Date (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by ESI and the Company in all material respects on or before the Closing Date of all covenants and agreements of ESI and the Company required to be performed by it pursuant to this Agreement on or before the Closing Date;

     c. There not having occurred (i) any general suspension of trading in, or limitation on prices listed for, the common stock of ESI or the Company on the OTC:BB, (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States,
          (iii) the commencement of a war, armed hostilities or other international or national calamity directly or indirectly involving the United States or any of its territories, protectorates or possessions, or (iv) in the case of the foregoing existing at the date of this Agreement, a material acceleration or worsening thereof.

     d. There not having occurred any event or development, and there being in existence no condition, having or which reasonably and forseeably could have a Material Adverse Effect on the Company's business.

     e. There shall not be in effect any Law or order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement.

     f. ESI shall have completed the distribution of all of its shares of the Company to ESI's shareholders (the "Distribution") as contemplated by the Form 10SB filed by the Company with the Securities Exchange Commission on March 24, 2003 (the "Form 10SB") and there shall not have been any material adverse revisions or other changes in the Form 10SB between the date of its initial filing with the SEC and the date of its effectiveness

     g. Each of the Option, the Standstill Agreement, the Stockholder Agreement and the Debenture shall have been fully executed by each of the parties.

     h. ADA-ES shall have executed final documentation refinancing its remaining indebtedness to Tectonic Construction Co., with terms of at least a seven-year amortization period with a three-year balloon payment.



     10. TERMINATION.

     a. Termination by Mutual Written Consent. This Agreement may be terminated and the transactions contemplated hereby may be abandoned, for any reason and at any time prior to the Closing Date, by the mutual written consent of ESI, the Company and Buyer.

     b. Termination by ESI, the Company or Buyer. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by action of ESI, the Company or Buyer if (i) the Closing shall not have occurred at or prior to 5:00 p.m., Denver time, on September 30, 2003; provided, however, that the right to terminate this Agreement pursuant to this Section 10.b.(i) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur at or before such time and date or (ii) any court or public or governmental authority shall have issued an order, ruling, judgment or writ, or there shall be in effect any Law, restraining, enjoining or otherwise prohibiting the consummation of any of the transactions contemplated by this Agreement.

     c. Termination by Buyer. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by Buyer at any time prior to the Closing Date, if (i) the Company and/or ESI shall have failed to comply in any material respect with any of their covenants or agreements contained in this Agreement, (ii) there shall have been a breach by the Company and/or ESI with respect to any representation or warranty made by them in this Agreement, or (iii) there shall have occurred any event or development, or there shall be in existence any condition, having or reasonably and forseeably likely to have a Material Adverse Effect.

     d. Termination by ESI or the Company. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by ESI or the Company at any time prior to the Closing Date, if (i) Buyer shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement or (ii) there shall have been a breach by Buyer with respect to any representation or warranty made by it in this Agreement.

     11. SURVIVAL; INDEMNIFICATION.

     a. Survival. The representations, warranties and covenants made by each of the Company, ESI and Buyer in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement or otherwise, whether at law or in equity, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

     b. Indemnification of Buyer by the Company and ESI. The Company and ESI hereby agree to indemnify and hold harmless the Buyer, its Affiliates and their respective officers, directors, partners and members (collectively, the "Buyer Indemnitees"), from and against any and all losses, claims, damages, judgments, penalties, liabilities and deficiencies (collectively, "Losses"), and agree to reimburse the Buyer Indemnitees for all out-of-pocket expenses (including the fees and expenses of legal counsel), in each case promptly as incurred by the Buyer Indemnitees and to the extent arising out of or in connection with:

     (i) any misrepresentation, omission of fact or breach of any of the Company's and/or ESI's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

     (ii) any failure by the Company and/or ESI to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company and/or ESI pursuant to this Agreement.

     c. Indemnification of the Company and ESI by Buyer. Buyer hereby agrees to indemnify and hold harmless the Company and ESI, their Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Losses, and agrees to reimburse the Company Indemnitees for all out-of-pocket expenses (including the fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

          (i) any misrepresentation, omission of fact, or breach of any of Buyer's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by Buyer pursuant to this Agreement; or
          (ii) any failure by Buyer to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any instrument, certificate or agreement entered into or delivered by Buyer pursuant to this Agreement.

     d. Third Party Claims. Promptly after receipt by either party hereto seeking indemnification pursuant to this Section 11 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this Section 11 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party and the Indemnifying Party reasonably shall have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or
     (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

     e. Other Claims. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

     12. GOVERNING LAW: MISCELLANEOUS.

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado without regard to the conflicts of law principles of such state. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Denver or the state courts of the State of Colorado sitting in the City of Denver in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     13. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, or by (a) advance copy by fax, and (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.


COMPANY and ESI:           EARTH SCIENCES, INC. and ADAES, Inc.
                           8100 SouthPark Way, B
                           Littleton, CO  80120
                           Attention: President
                           Telephone: (303) 734-1727
                           Fax: (303) 734-0330

BUYER:                     Arch Coal, Inc.
                           CityPlace One, Suite 300
                           St. Louis, MO 63141
                           Attention:  Attn:  David B. Peugh
                           Telephone: (314) 994-2700
                           Fax:   (314)994-2940


   With a copy to:         Attention:  General Counsel
                           Telephone:  (314)994-2700
                           Fax: (314)994-2734


     14. CONFIDENTIALITY. Each of the Company, ESI and Buyer agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law or in Commission Filings.

     15. ASSIGNMENT. This Agreement shall not be assignable by either of the parties hereto prior to the Closing without the prior written consent of the other party, and any attempted assignment contrary to the provisions hereby shall be null and void; provided, however, that Buyer may assign its rights and obligations hereunder, in whole or in part, to any affiliate of Buyer who furnishes to the Company and ESI the representations and warranties set forth in
Section 2 hereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the date first above written.

                                                EARTH SCIENCES, INC.


                                       By:      /s/ Mark H. McKinnies
                                                Name:  Mark H. McKinnies
                                                Title:  President


                                                ADA-ES, Inc.



                                       By:      /s/ Michael D. Durham
                                                -------------------------------
                                                Name:  Michael D. Durham
                                                Title:  President


                                                BUYER
                                                Arch Coal, Inc.


                                       By:      /s/ David B. Peugh
                                                -------------------------------
                                                Name:  David B. Peugh
                                                Title:  Vice President

                                    EXHIBIT A
                                       To
                SECURITIES SUBSCRIPTION AND INVESTMENT AGREEMENT
                               Dated July 7, 2003


                             STOCK OPTION AGREEMENT

     Stock Option Agreement made as of this ____ day of _______, 2003 between Earth Sciences, Inc., a Colorado corporation, (hereinafter called the "ESI"), ADA-ES, Inc., a Colorado corporation and wholly-owned subsidiary of ESI, (hereinafter called the "Company") and Arch Coal, Inc., One CityPlace Drive, Suite 300, St. Louis, MO 63141, (hereinafter referred to as "Holder").

     WHEREAS, Holder, the Company and ESI have entered into a Securities Subscription and Investment Agreement dated as of July 7, 2003, and

     WHEREAS, the Company's Board of Directors has specifically authorized the granting of the stock option hereinafter described as a portion of the consideration for the investment to be made by Holder in the Common Stock of the Company.

     NOW THEREFORE, in consideration of the premises, the mutual covenants, hereinafter set forth, and other good and valuable considerations, the Company, ESI and Holder agree as follows:


     1. The Company hereby grants to Holder effective this date, as a matter of separate inducement and agreement, the Option to Purchase (hereinafter the "Option") an aggregate of ____________ shares of the Company's Common Stock, no par value, on the terms and conditions hereinafter set forth, at the purchase price of $10.00 per share.


          (a) The option shall be exercisable one-third after the first anniversary date of this Option, another one-third after the second anniversary date of this Option and the final one-third after the third anniversary date of this Option. The eligible shares under the Option shall be exercisable in whole or in part, and from time to time, but not as to less than 10,000 shares or a multiple thereof, or the remaining shares eligible for exercise under the Option, whichever is smaller.

          (b) To the extent not exercised, the remaining shares shall be exercisable, in whole or in part, at any time not later than December 31, 2007.

          (c) The purchase price of any shares as to which the Option shall be exercised shall be paid in full at the time of such exercise. Such shares shall be issued as fully paid and nonassessable shares. Holder shall not be required to take any further action to exercise Option other than making payment to the Company.

     2. (a) The Option may not be assigned and shall be exercisable only by Holder. No other person shall acquire any rights herein.

          (b) If Holder shall terminate its existence by law or otherwise and not have fully exercised the Option, the Option shall immediately expire.

          (c) In the event that another company or individual acquires a 50% or greater interest in the Company, any remaining shares eligible for exercise under the Option shall be immediately exercisable, but will otherwise expire within 30 days from the date of such acquisition.

     3. Holder shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to it for such shares.

     4. Holder acknowledges that any purchase of stock under the Option shall be for investment purposes, and not with a view to resale or distribution except that in the event the stock subject to such Option is registered under the Securities Act of 1933, as amended or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if, in the opinion of counsel for the Company, such condition is not required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency. Holder acknowledges that any certificates representing the Shares covered by the Option shall, if applicable, bear the customary Securities Act of 1933 legend restricting resale of the shares.

     5. This agreement shall be governed by the laws of the State of Colorado.

     6. This agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon Holder and all rights granted to the Company, hereunder shall be binding upon Holder's heirs, legal representatives and successors.


     IN WITNESS WHEREOF, ESI, the Company and Holder have caused this Stock Option Agreement to be executed as of this ____ day of______, 2003.


                                       EARTH SCIENCES, INC.



                                       By
                                          --------------------------------------
                                            President



                                       ADA-ES, INC.



                                       By
                                          --------------------------------------
                                           President


                                        Holder
                                        Arch Coal, Inc.
                                        One CityPlace Drive, Suite 300
                                        St. Louis, MO 63141


                                       By
                                          --------------------------------------

                                       Its
                                           -------------------------------------

                                    EXHIBIT B
                                       To
                SECURITIES SUBSCRIPTION AND INVESTMENT AGREEMENT
                               Dated July 7, 2003



                  STANDSTILL AND REGISTRATION RIGHTS AGREEMENT

THIS AGREEMENT, dated as of _______ __, 2003, is between Arch Coal, Inc. a Delaware corporation ("Arch Coal"), and ADA-ES, Inc., a Delaware corporation ("ADA-ES").

                                   WITNESSETH:

WHEREAS on the date hereof, Arch Coal is acquiring ________shares (the "Purchased Shares") of common stock of ADA-ES (the "Common Stock") and an option (the "Option") to purchase up to ______additional shares of Common Stock (the "Option Shares") pursuant to the terms of a Securities Subscription and Investment Agreement, dated as of July 7, 2003 (the "Subscription Agreement;" terms capitalized and not defined herein shall have the meaning ascribed to them in the Subscription Agreement);

WHEREAS, Arch Coal has the right, under certain circumstances, to acquire an additional ______ shares of Common Stock pursuant to a 6% Convertible Debenture due ______ __, 2007 in the face amount of $300,000 (the "Convertible Debenture Shares"; and together with the Purchased Shares and the Option Shares; the "Shares")); and

WHEREAS the execution and delivery of this Agreement by the parties is a condition precedent to the parties' obligations under the Subscription Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                         REPRESENTATIONS AND WARRANTIES

Section 1.01 Arch Coal represents and warrants to ADA-ES as follows:

(a) Arch Coal has full legal right, power and authority to enter into and perform this Agreement. The execution and delivery of this Agreement by Arch Coal and the consummation by Arch Coal of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of Arch Coal. This Agreement is a valid and binding obligation of Arch Coal enforceable against Arch Coal in accordance with its terms.

(b) Neither the execution and delivery of this Agreement by Arch Coal nor the consummation by Arch Coal of the transactions contemplated hereby conflicts with or constitutes a violation of or default under the charter or by-laws of Arch Coal, any statute, law, regulation, order or decree applicable to Arch Coal, or any contract, commitment, agreement, arrangement or restriction of any kind to which Arch Coal is a party or by which Arch Coal is bound.

Section 1.02. ADA-ES represents and warrants to Arch Coal as follows:

(a) ADA-ES has full legal right, power and authority to enter into and perform this Agreement. The execution and delivery of this Agreement by ADA-ES and the consummation by ADA-ES of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of ADA-ES. This Agreement is a valid and binding obligation of ADA-ES enforceable against ADA-ES in accordance with its terms.

(b) Neither the execution and delivery of this Agreement by ADA-ES nor the consummation by ADA-ES of the transactions contemplated hereby conflicts with or constitutes a violation of or default under the charter or by-laws of ADA-ES, any statute, law, regulation, order or decree applicable to ADA-ES, or any contract, commitment, agreement, arrangement or restriction of any kind to which ADA-ES is a party or by which ADA-ES is bound.

                                   ARTICLE II

                          LIMITATIONS AND RESTRICTIONS

Section 2.01. Restrictions on Sales by Arch Coal. Arch Coal agrees that until the first anniversary of this Agreement, it will not, nor will it permit any of its Affiliates, to sell, solicit an offer to sell, agree to sell, offer or propose to sell (collectively "Sell"), the Shares; except as follows:

(a) Arch Coal may transfer all or a portion of the Shares to a wholly-owned subsidiary subject to all of the terms and conditions of this Agreement, provided that Arch Coal maintains 100% ownership and voting control of such subsidiary, and the certificates for any securities of such subsidiary are marked with a legend restricting the transfer of such securities and specifically referring to this Agreement; and

(b) Arch Coal may sell its shares pursuant to a tender offer for all outstanding shares of ADA-ES's Common Stock approved by ADA-ES's Board of Directors.

                                   ARTICLE III

                               REGISTRATION RIGHTS

Section 3.01. "Piggy-Back" Registrations. If at any time after the Distribution, ADA-ES shall determine to register for its own account or the account of others under the Securities Act (other than a registration demanded by Arch Coal pursuant to Section 3.02 hereof) any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents or otherwise relating to shares of Common Stock to be issued in connection with any acquisition of any entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans, it shall send to Arch Coal written notice of such determination and, if within ten (10) business days after receipt of such notice, Arch Coal shall so request in writing, ADA-ES shall use its best efforts to include in such registration statement all or any part of the Shares then held by Arch Coal ("Registrable Shares") and which Arch Coal requests to be registered.

If, in connection with any offering involving an underwriting, the managing underwriter shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then ADA-ES shall be obligated to include in such registration statement only such limited portion (which may be none) of the Registrable Shares with respect to which Arch Coal has requested inclusion pursuant hereto as may reasonably be determined by the managing underwriters; provided, that inclusion of any of Arch Coal's Registrable Shares shall be subordinate to the currently existing "piggyback" registration rights granted by ADA-ES. Any inclusion of Registrable Shares in an offering, when the managing underwriter has so limited the number of shares that may be included in such offering, shall be allocated as follows: first, pro rata among the holders of registration rights granted by ADA-ES prior to the date hereof seeking to include their shares, in proportion to the number of shares of Common Stock (whether or not such shares are sought to be included in such offering) held by such persons; and thereafter, to Arch Coal. ADA-ES shall have the right to withdraw any registration initiated by it pursuant to this Section 3.01.

Section 3.02. Registrations on Form S-1 or Form S-2. In addition to the rights provided Arch Coal in Section 3.01 above, if the registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), then, at any time after the first anniversary of this Agreement, upon the written request of Arch Coal, ADA-ES will use its best efforts to effect qualification and registration under the Securities Act on Form S-1 or Form S-2 of such portion of the Registrable Shares as Arch Coal shall specify, up to the lesser of (i) twenty-five percent (25%) of the Registrable Shares then held by Arch Coal, and (ii) the amount of Registrable Shares then held by Arch Coal and permitted to be sold under Section 2.02 of this Agreement; provided, however, ADA-ES shall not be required to effect a registration pursuant to this Section 3.02 unless the market value of the Registrable Shares to be sold in any such registration shall be estimated to be at least $1,000,000 at the time of filing such registration statement, and further provided that ADA-ES shall not be required to effect more than one (1) registration during any twelve (12) month period pursuant to this Section 3.02 and four (4) registrations in the aggregate under this Section 3.02. No request for registration under this Section 3.02 may be made within the one hundred and eighty day period after the effective date of a registration statement filed by ADA-ES or while ADA-ES is in the process of preparing a registration statement.

Section 3.03 Effectiveness. ADA-ES will use its best efforts to maintain the effectiveness for up to 90 days (or such shorter period of time as the underwriters need to complete the distribution of a registered offering or until the securities are actually sold) of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. ADA-ES will also provide

Arch Coal with as many copies of the prospectus contained in any such registration statement as it may reasonably request. For a period not to exceed ninety (90) days, ADA-ES shall not be obligated to prepare and file, or be prevented from delaying or abandoning, a registration statement pursuant to this Agreement at any time when ADA-ES, in its good faith judgment with advice of counsel, reasonably believes:

(a) that the filing thereof at the time requested, or the offering of Registrable Shares pursuant thereto, would materially and adversely affect (a) a pending or scheduled public offering of ADA-ES's securities, (b) an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction by or of ADA-ES, (c) pre-existing and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or (d) the financial condition of ADA-ES in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby; and

(b) that the failure to disclose any material information with respect to the foregoing would cause a violation of the Securities Act or the Exchange Act.

Section 3.04. Indemnification of Arch Coal. In the event that ADA-ES registers any of the Registrable Shares under the Securities Act, ADA-ES will indemnify and hold harmless Arch Coal and each underwriter of Registrable Shares (including their officers, directors, affiliates and partners and including any broker or dealer through whom Registrable Shares may be sold in such registration) and each person, if any, who controls Arch Coal or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse Arch Coal, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by ADA-ES) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by ADA-ES of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to ADA-ES and relating to action or inaction required of ADA-ES in connection with such registration, unless (i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to ADA-ES in connection therewith by Arch Coal (in the case of indemnification of Arch Coal), any such underwriter (in the case of indemnification of such underwriter) or any such controlling person (in the case of indemnification of such controlling person) expressly for use therein, or unless (ii) in the case of a sale directly by Arch Coal (including a sale of Registrable Shares through any underwriter retained by Arch Coal to engage in a distribution solely on behalf of Arch
Coal), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to Arch Coal or such underwriter on a timely basis, and Arch Coal failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

Promptly after receipt by Arch Coal, any underwriter or any controlling person of notice of the commencement of any action in respect of which indemnity may be sought against ADA-ES, Arch Coal, or such underwriter or such controlling person, as the case may be, shall notify ADA-ES in writing of the commencement thereof (provided, that failure to so notify ADA-ES shall not relieve ADA-ES from any liability it may have hereunder, except to the extent prejudiced by such failure) and, subject to the provisions hereinafter stated, ADA-ES shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to Arch Coal, such underwriter or such controlling person, as the case may be) and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against ADA-ES.

Arch Coal, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel subsequent to any assumption of the defense by ADA-ES shall not be at the expense of ADA-ES unless the employment of such counsel has been specifically authorized in writing by ADA-ES; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. At any time, Arch Coal may select separate counsel and assume its own legal defense with the expenses and fees of such separate counsel and other expenses related to such separate counsel to be borne by Arch Coal. ADA-ES shall not be liable to indemnify Arch Coal, any underwriter or any controlling person for any settlement of any such action effected without ADA-ES's written consent (which consent shall not be unreasonably withheld or delayed). ADA-ES shall not, except with the approval of each party being indemnified under this Section 3.04, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which Arch Coal, or any controlling person of Arch Coal, makes a claim for indemnification pursuant to this Section 3.04 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.04 provides for indemnification in such case, then, ADA-ES and Arch Coal will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of ADA-ES on the one hand and of Arch Coal on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of ADA-ES on the one hand and of Arch Coal on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by ADA-ES on the one hand or by Arch Coal on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) Arch Coal will not be required to contribute any amount in excess of the public offering price of all Registrable Shares offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

The indemnities provided in this Section 3.04 shall survive the transfer of any Registrable Shares by Arch Coal.

Section 3.05 Indemnification of Company. In the event that ADA-ES registers any of the Registrable Shares under the Securities Act, Arch Coal will indemnify and hold harmless ADA-ES, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls ADA-ES within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse ADA-ES and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to ADA-ES in connection therewith by Arch Coal expressly for use therein; provided, however, that Arch Coal's obligations hereunder shall be limited to an amount equal to the proceeds received by Arch Coal for the Registrable Shares sold in such registration.

Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against Arch Coal, ADA-ES shall notify Arch Coal in writing of the commencement thereof (provided, that failure to so notify Arch Coal shall not relieve Arch Coal from any liability it may have hereunder, except to the extent prejudiced by such failure), and Arch Coal shall, subject to the provisions hereinafter stated, be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to ADA-ES) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against Arch Coal. ADA-ES and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by Arch Coal shall not be at the expense of Arch Coal unless employment of such counsel has been specifically authorized in writing by Arch Coal. Arch Coal shall not be liable to indemnify any person for any settlement of any such action effected without Arch Coal's written consent (which consent shall not be unreasonably withheld or delayed).

In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which ADA-ES, its officers, directors or controlling persons ("ADA-ES Indemnitees") exercising its rights under this
Article III, makes a claim for indemnification pursuant to this Section 3.05, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section 3.05 provides for indemnification, in such case, then, ADA-ES Indemnitee and Arch Coal will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of ADA-ES Indemnitee on the one hand and of the Arch Coal on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of ADA-ES Indemnitee on the one hand and of Arch Coal on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by ADA-ES Indemnitee on the one hand or by Arch Coal on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) Arch Coal will not be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

Section 3.06. Further Obligations of ADA-ES. Whenever under the preceding Sections of this Article III, ADA-ES is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

(a) Furnish to Arch Coal such copies of each preliminary and final prospectus and such other documents as Arch Coal may reasonably request to facilitate the public offering of the Registrable Shares;

(b) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions as Arch Coal may reasonably request; provided, however, that ADA-ES shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

(c) Permit Arch Coal or its counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them, after reasonable advance notice and without undue interference with the operation of ADA-ES's business;

(d) Furnish to Arch Coal a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of securities;

(e) Use its best efforts to insure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.; and

(f) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement covering a Public Offering, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

Whenever under the preceding Sections of this Article III Arch Coal is registering Registrable Shares pursuant to any registration statement, (i) Arch Coal agrees to timely provide to ADA-ES, at its request, such information and materials as it may reasonably request in order to effect the registration of such Registrable Shares and (ii) if the offering is underwritten, ADA-ES and Arch Coal agree to execute an underwriting agreement containing customary conditions..

Section 3.07. Expenses. Subject to Section 3.02(b) in the case of each registration effected under Section 3.01 or 3.02, ADA-ES shall bear its own reasonable costs and expenses of each such registration on behalf of Arch Coal, including, but not limited to, ADA-ES's printing, legal and accounting fees and expenses, Commission and NASD filing fees and "blue sky" fees and expenses; provided, however, that ADA-ES shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts or transfer taxes attributable to the Registrable Shares being offered and sold by Arch Coal, or the fees and expenses of counsel for Arch Coal in connection with the registration of the Registrable Shares.

ADA-ES shall pay all expenses in connection with any registration initiated pursuant to this Article III which is withdrawn, delayed or abandoned at the request of ADA-ES, unless such registration is withdrawn, delayed or abandoned solely because of any action of Arch Coal.

Section 3.08. Non-Transferability. Arch Coal's rights and obligations contained in this Article III shall not be transferable to any other party under any circumstances, whether by operation of law or otherwise.

Section 3.09 Lock-Up Agreement. Arch Coal agrees, if so requested by ADA-ES in connection with any public offering of ADA-ES's securities, not to sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, whether in privately-negotiated or open-market transactions, any Common Stock or other securities of ADA-ES held by it during the 180-day period following the effective date of a registration statement filed pursuant to apublic offering, nor will it permit any of its affiliates or associates to do any of the foregoing. Arch Coal, its affiliates or associates shall enter into "lock-up" agreements to such effect. Such "lock-up" agreements shall be in writing and in form and substance satisfactory to ADA-ES. ADA-ES may impose stop-transfer instructions with respect to the Shares (or securities) subject to the foregoing restrictions until the end of said 180-day period.

Section 3.10. Termination of Registration Rights. Notwithstanding any other term or provision of this Article III, at such time as Arch Coal is free to sell the Registrable Shares without registration pursuant to Rule 144(k) promulgated under the Securities Act, all rights of Arch Coal as to such Registrable Shares under Sections 3.01 and 3.02 of this Article III shall terminate.

                                   ARTICLE IV

                                  MISCELLANEOUS

Section 4.01. Interpretation. For all purposes of this Agreement, the term ADA-ES Common Stock shall include any securities of any issuer entitled to vote generally for the election of directors of such issuer which securities the holders of ADA-ES Common Stock shall have received or as a matter of right be entitled to receive as a result of (i) any capital reorganization or reclassification of the capital stock of ADA-ES, (ii) any consolidation, merger or share exchange of ADA-ES with or into another corporation or (iii) any sale or substantially all the assets of ADA-ES.

Section 4.02. Enforcement. (a) Arch Coal acknowledges and agrees that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, ADA-ES will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically its provisions in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which ADA-ES may be entitled at law or in equity.

(b) No failure or delay on the part of ADA-ES in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Section 4.03. Entire Agreement. This Agreement, together with the applicable provisions of the Subscription Agreement, constitutes the entire understanding of the parties with respect to the transactions contemplated hereby and thereby. This Agreement may be amended only by an agreement in writing executed by ADA-ES and Arch Coal.

Section 4.04. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the remaining provisions shall remain in full force and effect. It is declared to be the intention of the parties that they would have executed the remaining provisions without including any that may be declared unenforceable.

Section 4.05. Headings. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement.

Section 4.06. Counterparts. This Agreement may be executed in two or more counterparts, and each such executed counterpart will be an original instrument.

Section 4.07. Notices. All notices, consents, requests, instructions, approvals and other communications provided for in this Agreement and all legal process in regard to this Agreement will be validly given, made or served, if in writing and delivered personally, by telecopy (except for legal process) or sent by certified mail postage paid.

if to ADA-ES:              ADA-ES, Inc.
                           8100 SouthPark Way, B
                           Littleton, CO  80120
                           Attn:  President
                           Fax:  (303) 734-0330

if to Arch Coal:           Arch Coal, Inc.
                           One CityPlace Drive
                           Suite 300
                           St. Louis, MO  63141
                           Attn:  David Peugh
                           Fax:  (314) 994-2940

with a copy to:            General Counsel
                           Fax:  (314) 994-2734

or to such other address or telecopy number as any party may, from time to time, designate in a written notice given in a like manner. Notice by telecopy shall be deemed delivered on the day telephone confirmation of receipt is given.

Section 4.08. Successors and Assigns. This Agreement shall bind the successors and assigns of the parties, and inure to the benefit of any successor or assign of any of the parties; provided, however, that no party may assign this Agreement without the other party's prior written consent; provided further, however, that the rights contained in Article III of this Agreement may not be transferred or assigned under any circumstances.

Section 4.09. Legend. Each certificate representing shares of capital stock of ADA-ES beneficially owned by Arch Coal or its affiliates or associates shall bear a legend in substantially the following form, until such time as the shares of capital stock represented thereby are no longer subject to the provisions hereof:


"The sale, transfer or assignment of the securities represented by this certificate are subject to the terms and conditions of a certain Standstill and Registration Rights Agreement dated __________ __, 2003, as amended from time to time, between ADA-ES and Arch Coal, Inc. Copies of such Agreement may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of ADA-ES."


Section 4.10. Governing Law. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Colorado, without giving effect to the conflict of laws principles thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first referred to above.

ADA-ES, INC.


By:
    -----------------------------------
     Name:
     Title:

Arch Coal, Inc.


By:
    -----------------------------------
     Name:
     Title:

                                    EXHIBIT C
                                       To
                SECURITIES SUBSCRIPTION AND INVESTMENT AGREEMENT
                               Dated July 7, 2003



         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.

No.     1                                                            US$ 300,000
     --------

                                  ADA-ES, INC.


                 6% CONVERTIBLE DEBENTURE DUE ________ ___, 2008

     THIS DEBENTURE is one of a duly authorized issue of Debentures of ADA-ES, Inc., a corporation duly organized and existing under the laws of the State of Colorado (the "Company"), designated as its Variable Interest Convertible Debenture Due _______ __, 2008, in an aggregate principal amount not exceeding US$ 300,000 (herein, the "Debentures").

     FOR VALUE RECEIVED, the Company promises to pay to Arch Coal, Inc., the registered holder hereof (the "Holder"), the principal sum of US$ 300,000.00, on _____ __, 2008 (the "Maturity Date") together with interest on the principal sum outstanding from time to time at the annual rate equal to the greater of (i) the rate reported by the Wall Street Journal as the "prime rate" then in effect ("Prime Rate") plus one percent (1%), or (ii) six percent (6%), adjusted quarterly and computed on the basis of the actual number of days elapsed in a 365-day year. All accrued interest shall be payable in arrears, and shall be due and payable at the Maturity Date or, if earlier, on the Conversion Date (as hereinafter defined). Accrual of interest shall commence on the date hereof and shall continue until payment in full of the principal sum has been made or duly provided for. All accrued and unpaid interest so payable, together with any and all other amounts payable hereunder, less any amounts required by law to be deducted or withheld, will be paid on the Maturity Date or, if earlier, on the Conversion Date, and shall be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register") on the Conversion Date or tenth day prior to the Maturity Date, as the case may be; provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transferee executes a subscription agreement and investment agreement as the Company may reasonably require. The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company may prepay a portion or all of the Debentures at any time. The Company shall provide the Holder with no less than 30 days written notice of any prepayment. The forwarding of the Company's check shall, subject to collection, constitute a payment of interest and principal hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check.

Any payments received by Holder will be applied in the following order: (i) any collection and other costs, including, without limitation, attorneys' fees, which the Holder may have incurred in procuring the Company's performance hereunder, (ii) any charges assessed by the Holder, (iii) payment of the interest then accrued and due on the unpaid interest and unpaid principal balance of this Debenture, and (iv) principal.


     This Debenture is subject to the following additional provisions:

     1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

     2. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act") and the terms of the Subscription Agreement. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     3. The Holder of this Debenture shall be entitled, at any time during the period commencing on and after March 31, 2005 and expiring on the Maturity Date, to convert up to the entire outstanding principal amount on this Debentures into shares of common stock(the "Common Stock") of the Company at a conversion price for each share of the Common Stock of the lesser of $20.00 during the period from March 31, 2005 through March 30, 2006, $30.00 during the period from March 31, 2006 through March 30, 2007 and, $40.00 during the period from March 31, 2007 through the Maturity Date or 150% of the average trading price per share of Common Stock on the Conversion Date. Such conversion shall be effectuated by surrendering the Debenture to the Company with the form of conversion notice attached hereto as Exhibit A, executed by the Holder evidencing its intent to convert the Debenture. The amount of accrued but unpaid interest as of the Conversion Date shall also be subject to conversion, and if not so requested shall be paid in cash as of the Conversion Date. No fraction of shares of the Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares of the Common Stock issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed, to the Company, or if earlier, the date set forth in such notice of conversion if the Debenture is received by the Company within three business days thereafter. Such date is referred to herein as the "Conversion Date." Facsimile delivery of the conversion notice shall be accepted by the Company. Certificates representing Common Stock upon conversion will be delivered to the Holder within five (5) business days from the date the notice of conversion is delivered to the Company. The Common Stock issuable upon conversion will not have been registered under the Securities Act of 1933, and will be issued in reliance upon exemptions from the registration requirements of the Securities Acts of 1933, and the transfer of such Common Stock will be subject to restrictions imposed by applicable securities laws. A legend restricting the transfer of the Commons Stock may be placed on any Certificate representing the Common Stock. If the Holder converts less than then entire outstanding principal amount of this Debenture, the Company shall execute and issue to the Holder a substitute debenture for the remaining unpaid and unconverted principal amount, and shall deliver same to the Holder together with the stock certificate(s).

     4. Any of the following shall constitute an "Event of Default":

          a. The Company defaults in the payment of principal or interest on this Debenture as and when the same is due and payable and such default continues for five (5) business days after the receipt of written notice that the Company is in default hereunder; or

          b. Any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement is false or misleading in any material respect at the time made; or

          c. The Company fails to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture, or under the Subscription Agreement, or under any related agreement, or under any document or instrument granting security for amounts owing under this Debenture including, without limitation, any of the following documents: Subscription Agreement and Investment Agreement of Earth Sciences, Inc. dated December 31, 2002 in favor of Arch Coal, Inc. (collectively referred to herein as the "Loan Documents"), and such failure continues uncured for a period of five (5) business days after the receipt of written notice that the Company is in default hereunder (it being understood that in the case of defaults which can not reasonably be cured within a 5-day period no grace period shall be necessary as a precondition to the failure to perform such covenant constituting an Event of Default); or

          d. The Company (1) makes an assignment for the benefit of creditors or commence proceedings for its dissolution; or (2) applies for or consents to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

          e. A trustee, liquidator or receiver is appointed for the Company or for a substantial part of its property or business without its consent, and is not discharged within sixty (60) days after such appointment; or

          f. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors is instituted by or against the Company and, if instituted against the Company, is not dismissed within sixty (60) days after such institution or the Company by any action or answer approves of, consents to, or acquiesces in any such proceeding or admits the material allegations of, or defaults in answering a petition filed in any such proceeding; or

          g. The Company fails to make any required material payments, fees, taxes, costs, insurance premiums when due beyond any applicable grace period; or

          h. The Company defaults on the payment of any material indebtedness for borrowed money beyond any applicable grace period; or

          i. Any judgment, levy or attachment is rendered against the Company or any of its assets or properties in an amount in excess of $100,000 and such judgment, levy or attachment is not dismissed, stayed, bonded or discharge within thirty (30) days of the date of entry thereof, or

          j. The control of the Company or ADA -Environmental Solutions, LLC ("ADA ES"), is changed by reason of merger or acquisition of shares of either company, or sale of substantially all assets of either company.

Upon the occurrence of any Event of Default or at any time thereafter, and in each and every such case, unless such Event of Default has been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent Event of Default) at the option of the Holder and in the Holder's sole discretion, then or at any time thereafter, the whole of said principal sum then remaining unpaid hereunder, together with all interest accrued thereon, and all other sums owing hereunder or under the Loan Documents, shall immediately become due and payable upon the Company's receipt of the Holder's written notice of acceleration ("Acceleration") and the liens given to secure the payment of this Debenture may be foreclosed and the Holder may pursue all rights and remedies available under this Debenture, or under the Loan Documents, or otherwise available at law or in equity.

     6. Following the occurrence of an Event of Default due to non-payment of this Debenture or the Note, and so long as any such Event of Default remains outstanding and uncured, if the Holder does not declare this Debenture in default and provide the Company with a written notice of Acceleration, without notice to the Company all unpaid principal and all other interest and charges payable hereunder shall accrue interest at the annual rate equal to the greater of (i) Prime Rate plus three percent (3%), or (ii) ten percent (10%). Following the occurrence of an Event of Default, and for so long as any such Event of Default shall remain outstanding and uncured, and upon the Holder's written notice of such Event of Default and Acceleration, the Company promises to pay interest on the outstanding principal balance of this Debenture, and on any and all other amounts then outstanding, at an annual rate of interest equal to the greater of (i) Prime Rate plus three percent (3%), or (ii) ten percent (10%) per annum, provided that any interest which has accrued at the default rate shall be paid at the time of, and as a condition precedent to the curing of any default under any statutory right to cure. The fluctuating default rates at which interest accrues shall be adjusted simultaneously, at each announced change of the Prime Rate. Failure to exercise such option or charge of such increased interest shall not be a waiver of the right to do so at any future time or with respect to any other default.

     7. No provision of this Debenture shall alter or impair the obligation of the Company which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company. The Company shall pay all costs and expenses, including reasonable attorneys' fees, which the Holder may incur in connection with any effort or action to collect amounts due under this Debenture.

     8. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     9. The rights or remedies of the Holder as provided in this Debenture and the Loan Documents shall be cumulative and concurrent and may be pursued singly, successively, or together against the Company, the property described in the Loan Documents, and any other funds, property or security held by the Holder for the payment hereof or otherwise at the sole discretion of the Holder. The failure to exercise any such right or remedy shall in no event be considered as a waiver or release of such rights or remedies or the right to exercise them at any later time.

     10. In the event the interest provisions hereof or any exactions provided for herein, or in the Loan Documents or any other instrument securing this Debenture shall result, because of any reduction of principal, or for any reason at any time during the life of this loan, in any effective rate of interest which, for any month, transcends the limit of the usury or any other law applicable to the obligation evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, be applied upon principal immediately upon receipt of such moneys by Holder, with the same force and effect as though the payor had specifically designated such extra sums to be so applied to principal and Holder had agreed to accept such extra payment as a premium-free prepayment. In no event shall any agreed to or actual exaction as consideration for this obligation transcend the limits imposed or provided by the laws applicable to this transaction or the Company hereof in the jurisdiction in which any of the security herefor is located for the use or detention of money or for forbearance in seeking its collection.

     11. The Company and all endorsers, guarantors and all persons liable or to become liable on this Debenture waive presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Debenture, and consent to any and all renewals and extensions in the time of payment hereof, and agree, further, that at any time and from time to time without notice, the terms of payment herein may be modified or the security described in the Loan Documents released in whole or in part or increased, changed or exchanged by agreement between the Holder hereof and any owner of the property affected by said Loan Documents without in anywise affecting the liability of any party to this instrument or any person liable or to become liable with respect to any indebtedness evidenced hereby. The right to plead any and all statues of limitation as a defense to any demand on this Debenture, or any guaranty hereof, or any agreement to pay the same, or any demand secured by the Loan Documents, or any and all obligations or liabilities arising out of or in connection with this Debenture or in the Loan Documents, is expressly waived by each and every of the Company, endorsers, or guarantors to the fullest extent permitted by law.

     12. Any forbearance of Holder in exercising any right or remedy hereunder or under the Loan Documents, or otherwise, afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Holder of payment of any sum payable, hereunder after the due date of such payment shall not be a waiver of Holder's right to either require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment. Holder shall at all times have the right to proceed against any portion of the security held herefor in such order and in such manner as Holder may deem fit, without waiving any rights with respect to any other security. No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Debenture.

     13. This Debenture shall be governed by and construed in accordance with the laws of the State of Colorado without regard to the choice of law provisions thereof, and in the event this Debenture is placed in the hands of any attorney for collection or is collected through any legal proceedings, the undersigned promises to pay (in addition to costs and disbursements otherwise allowed), to the extent permitted by law, reasonable attorneys' fee and legal costs (whether or not suit is commenced and whether or not incurred in connection with appeal of a lower court judgment or order or in collecting any judgment entered therein),and if foreclosure is made by any public official, reasonable attorneys' fees and legal costs shall be added by such public official to the cost of foreclosure. The undersigned hereby represents that the proceeds of the loan evidenced by this Debenture will be used for a commercial or business purpose.

     14. Time is of the essence with regard to the performance of the obligations of the Company in this Debenture and each and every term, covenant and condition herein by or applicable to the Company.

     15. The Company hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture and the other Loan Documents or the transactions contemplated thereby. In any action which may be brought under this Debenture, Holder hereby irrevocably consents to the personal jurisdiction of any State District Court or Federal Court located in the State of Colorado, and further stipulates and agrees that venue shall be proper in the State of Colorado for any such actions and further agrees not to seek a change of venue to any court outside the State of Colorado without the consent of Holder.

     16. All notices required or permitted to be given pursuant to the terms hereof shall be in writing and shall be delivered either by (a) certified mail, return receipt requested, in which case notice shall be deemed received three
(3) business days after deposit, postage prepaid in the U.S. mail, (b) a reputable messenger service or a nationally-recognized overnight courier, in which case notice shall be deemed received one (1) business day after deposit with such messenger or courier, (c) facsimile or other telecopy transmission (followed with "hard copy" sent by a nationally-recognized overnight courier or mail as aforesaid), in which case notice shall be deemed received when the facsimile or other telecopy transmission is received, provided such receipt occurs before 5:00 p.m. recipient's local time on a business day, otherwise at 8:30 a.m. recipient's local time on the next business day or (d) personal delivery with receipt acknowledged in writing, in which case notice shall be deemed received upon delivery. Notices shall be deemed given or sent upon deposit in the U.S. mail in the case of clause (a) above, or upon deposit with a reputable messenger or courier in the case of clause (b) above. Notices shall be deemed given or sent upon receipt of electronic confirmation in the case of clause (c) above or upon receipt in the case of clause (d). All such notices shall be addressed as follows:

                           To Maker:


                           ADA-ES, Inc.
                           Attn:  Mark McKinnies
                           8100 SouthPark Way, B
                           Littleton, CO  80120
                           Fax:  303-734-0330


                           To Holder:

                           Arch Coal, Inc.
                           Attn:  David B. Peugh
                           CityPlace One, Suite 300
                           St. Louis, MO 63141
                           Fax:  314-994-2940

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


                                                ADA-ES, INC.



                                                By:
                                                    ----------------------------
                                                    Name:  Mark H. McKinnies
                                                    Title:   CFO

                                    EXHIBIT A

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                       in order to Convert the Debenture)


     The undersigned hereby irrevocably elects to convert the above Debenture No. ______ into shares of Common Stock of ADA-ES, INC. (the "Company") according to the conditions hereof, as of the date written below.



                                                --------------------------------
                                                Date of Conversion



                                                --------------------------------
                                                Applicable Conversion Price



                                                [SUBSCRIBER]



                                                --------------------------------
                                                          Signature



                                                Address:


                                                --------------------------------

                                                --------------------------------


* The original Debenture and Notice of Conversion must be received by the Company by the third business day following the Date of Conversion.

                                    EXHIBIT D
                                       To
                SECURITIES SUBSCRIPTION AND INVESTMENT AGREEMENT
                               Dated July 7, 2003


                              STOCKHOLDER AGREEMENT

     This Stockholder Agreement, dated as of July 7, 2003, is by and among Arch Coal, Inc., a Delaware corporation ("Arch Coal"), ADA-ES, INC., a Colorado corporation ("ADA-ES"), and Earth Sciences, Inc., a Colorado corporation ("ESI").

     WHEREAS, on the Closing Date, as defined in that certain Securities Subscription and Investment Agreement dated July 7, 2003, by and among the parties hereto (the "Subscription Agreement"), Arch Coal will acquire shares of the common stock of ADA-ES (the "Common Stock"); and

     WHEREAS, Arch Coal has relied upon this Agreement in entering into the Subscription Agreement; and

     WHEREAS, the parties desire to enter into an agreement with respect to the nomination of one member for election to the Board of Directors of ADA-ES; and

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     SECTION 1. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms (whether used in the singular or plural) have the meanings indicated:

     "Affiliate" means, with respect to any Person, any Person that controls, is controlled by or is under common control with such Person in question. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Exchange Act" means the Securities Exchange Act of 1934 as amended from time to time and the rules and regulations of the SEC thereunder.

     "Person" means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Voting Stock" means capital stock of any class or classes of ADA-ES, the holders of which are entitled, in the absence of contingencies, to participate generally in the election of the members of ADA-ES's Board of Directors, and any securities of ADA-ES convertible into, or exercisable or exchangeable for, any such capital stock of ADA-ES, including, without limitation, the Common Stock; provided, however, that any capital stock held in the treasury of ADA-ES or held by any subsidiary of ADA-ES shall not be Voting Stock.

     SECTION 2. Director Nomination and Election. (a) The parties hereto agree with the principle that Arch Coal, at all times during the effectiveness of this Agreement and subject to the terms and conditions of this Agreement, shall be entitled to be represented by one member of the Board of Directors of ADA-ES. ADA-ES and ESI agree they shall take the following steps to cause one representative of Arch Coal to be elected to the Board of Directors of ADA-ES:

          (i) ADA-ES shall give at least 10 days' notice to Arch Coal of any meeting of its Board of Directors (or any committee thereof) at which the Board's nominees for election are to be selected. Upon receipt of such notice from ADA-ES, Arch Coal shall within 10 days thereafter furnish ADA-ES with a written designation of one nominee for election to the Board of Directors of ADA-ES, with a copy thereof to ESI. Such notice shall be given in the manner set forth in Section 5 of this Agreement. If no written designation of a nominee is received by ADA-ES within the time frame specified herein, the current director of ADA-ES designated by Arch Coal shall be a nominee for the ensuing election.

          (ii) So long as this Agreement is in effect, ADA-ES hereby agrees to take all actions necessary to nominate or cause to be nominated and to solicit proxies (and if properly executed or otherwise valid, to vote all such proxies and other shares which ADA-ES management is otherwise entitled to vote in accordance with the terms and requirements of this provision) for election as a director at each annual meeting of stockholders (or, if applicable, at any special meeting of stockholders) of ADA-ES, the representative of Arch Coal designated by Arch Coal or in favor of the current director designated by Arch Coal, as the case may be, pursuant to
     Section 2(a)(i) above.

          (iii) So long as this Agreement is in effect, if ESI or its Affiliates shall be the beneficial owner (as defined in Rule 13d-3(a) under the Exchange Act) of outstanding Voting Stock, then ESI will vote the shares of Voting Stock so held or owned directly or indirectly by ESI in favor of the election of the Arch Coal representative.

          Except as specifically set forth in this Section 2(a)(iii), ESI shall be free to vote its shares of Voting Stock in such manner as it may, in its sole discretion, deem advisable.

          (iv) So long as this Agreement is in effect, Arch Coal may designate a successor to fill any vacancy created by the death, resignation, or incapacity of its designated nominee to the ADA-ES Board of Directors by giving notice to ADA-ES in the manner set forth in Section 5 of this Agreement setting forth the name of the new designee. ADA-ES will recommend to the Board such new designee and ESI will vote its shares, if any, in the election of directors, if required, to cause the Board to appoint Arch Coal's designee and each of ADA-ES and ESI will cause to be taken all steps to assure the continued representation of Arch Coal on the ADA-ES Board of Directors contemplated by this Section 2.

     (b) Notwithstanding the foregoing Sections 2(a) (i) - (iv) , if at any time during the term of this Agreement ADA-ES adopts a staggered Board of Directors, ADA-ES and ESI shall take all steps regarding nomination and election of directors to ensure Arch Coal continues to be represented by one member of the Board of Directors.

     SECTION 3. Enforceability. ADA-ES and ESI each hereby represent that this Agreement is its valid and binding obligation enforceable against it in accordance with its terms and that its obligations hereunder comply in all respects with the provisions Colorado law applicable to corporations.

     SECTION 4. Termination. This Agreement shall terminate if at any time Arch Coal shall be the beneficial owner (as defined in Rule 13d-3(a) under the Exchange Act) of less than 100,000 shares of Common Stock; provided that Arch Coal shall be deemed to hold for this purpose any shares of ADA-ES Common Stock which Arch Coal has transferred to ADA-ES or any subsidiary of ADA-ES in exchange for voting equity securities of approximately equivalent voting power of ADA-ES or such subsidiary.

     SECTION 5. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, or by (a) advance copy by fax, and (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

ADA-ES and ESI:            EARTH SCIENCES, INC. and ADA-ES, Inc.
                           8100 SouthPark Way, B
                           Littleton, CO  80120
                           Attention: President
                           Telephone: (303) 734-1727
                           Fax: (303) 734-0330

Arch Coal:                 Arch Coal, Inc.
                           CityPlace One, Suite 300
                           St. Louis, MO 63141
                           Attention:  Attn:  David B. Peugh
                           Telephone: (314) 994-2700
                           Fax:   (314)994-2940

With a copy to:            Attention:  General Counsel
                           Telephone:  (314)994-2700
                           Fax (314)994-2734

     SECTION 6. Governing Law; Miscellaneous. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado without regard to the conflicts of law principles of such state. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Denver or the state courts of the State of Colorado sitting in the City of Denver in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the date first above written.

                                           EARTH SCIENCES, INC.


                                      By:
                                           -------------------------------------
                                           Name:  Mark H. McKinnies
                                                  Title:  President


                                           ADA-ES, Inc.



                                      By:
                                           -------------------------------------
                                           Name:  Michael D. Durham
                                           Title:  President


                                           BUYER
                                           Arch Coal, Inc.


                                      By:
                                           -------------------------------------
                                           Name:  David B. Peugh
                                           Title:  Vice President -
                                                   Business Development